UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2012

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURES

Unitymedia GmbH (Unitymedia), an indirect subsidiary of Liberty Global, Inc. (Liberty Global), is a broadband communications operator in Germany. For purposes of its stand alone reporting obligations, Unitymedia prepares its consolidated financial statements in accordance with International Financial Reporting Standards, as adopted by the European Union. On March 29, 2012, Unitymedia’s report for the year ended December 31, 2011 was posted to the investor relations section of the websites of Liberty Global (www.lgi.com) and Unitymedia (www.unitymedia.de). This Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ LEONARD P. STEGMAN
Leonard P. Stegman
Vice President, Accounting and Reporting, Deputy Controller

Date: March 29, 2012

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